Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of  CHINA inSURE HOLDINGS, INC., for the quarter ended September 30, 2011, I, Hua Zhang, President, Chief Executive Officer and Chief Financial Officer of CHINA inSURE HOLDINGS, INC. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such quarterly Report on Form 10-Q for the quarter ended September 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such quarterly Report on Form 10-Q for the quarter ended September 30, 2011, fairly represents in all material respects, the financial condition and results of operations of CHINA inSURE HOLDINGS, INC

Date: November 18, 2011	By:	/s/ Hua Zhang
Hua Zhang
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer)
(Principal Financial Officer)